MFS(R) DIVERSIFIED INCOME FUND


           Supplement to Statement of Additional Information - Part II

Effective immediately, the following is added under Category 5 "Other Waivers" in Appendix A to Part II of the SAI:

   ------------------------------------------------------------ ---------------------------------------------
                                                                            Sales Charge Waived*
   ------------------------------------------------------------ ---------------------------------------------
   ------------------------------------------------------------ ------------ ---------- ---------- ----------
                                                                Class A      Class A    Class B    Class C
                                                                FESL         CDSC       CDSC       CDSC
   ------------------------------------------------------------ ------------ ---------- ---------- ----------
   ------------------------------------------------------------ ------------ ---------- ---------- ----------
   L. Miscellaneous
   ------------------------------------------------------------ ------------ ---------- ---------- ----------
   ------------------------------------------------------------ ------------ ---------- ---------- ----------
   In connection with settlements reached between certain |X| broker/dealers and
   the NASD, SEC and/or other regulatory bodies regarding sales of class B and class C shares in excess of certain dollar thresholds, the funds will, at times, permit shareholders who are clients of these firms to redeem class B and class C shares of the fund and concurrently purchase class A shares without paying an initial sales charge.
   ------------------------------------------------------------ ------------ ---------- ---------- ----------

          Effective March 1, 2006, Appendix G entitled "Proxy Voting Policies and Procedures" is hereby restated as follows:

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES



              September 17, 2003, as revised on September 20, 2004,
                        March 15, 2005 and March 1, 2006

                  Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

                  The MFS Proxy Voting Policies and Procedures include:

                  A.       Voting Guidelines;

                  B.       Administrative Procedures;

C.       Monitoring System;

D.       Records Retention; and

E. Reports.

     A.  VOTING GUIDELINES

         1.       General Policy; Potential Conflicts of Interest

                  MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

                  MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

                  As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

                  From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

     These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.


         2.   MFS' Policy on Specific Issues

                  Election of Directors

                  MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or
         (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.



     MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.


                  MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals").

                  MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

              MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

          o Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;
          o Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;
          o Vest management of the process in the company's independent directors, other than the nominee in question; and
          o Outline the range of remedies that the independent directors may consider concerning the nominee.

                  Classified Boards

     MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.



                  Non-Salary Compensation Programs

                  Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

                  MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

                  MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

                  MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

                  MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

                  Expensing of Stock Options

                  While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

                  Executive Compensation

                  MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

                  Employee Stock Purchase Plans

                  MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

                  "Golden Parachutes"

                  From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

                  Anti-Takeover Measures

                  In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

                  MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).


                  MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

                  Reincorporation and Reorganization Proposals

                  When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

                  Issuance of Stock

                  There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

                  Repurchase Programs

                  MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.


         Confidential Voting

                  MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.



                  Cumulative Voting



                  MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.


                  Written Consent and Special Meetings

                  Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.


                  Independent Auditors

                  MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

                  Best Practices Standards

                  Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

                  Social Issues

                  There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

                  The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

                  Foreign Issuers

                  MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

                  In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.


B.       ADMINISTRATIVE PROCEDURES

1.       MFS Proxy Review Group

                  The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

               a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

               b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

               c. Considers special proxy issues as they may arise from time to time.

2.                    Potential Conflicts of Interest

     The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.



     In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:



               a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and
                    (iii) MFS institutional clients (the "MFS Significant Client List");


               b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;


               c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and


               d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing
                    documentation   will  be  provided  to  the  MFS'  Conflicts
                    Officer.


     The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.





3.       Gathering Proxies

     Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

                  MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

         4.       Analyzing Proxies

                  Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

                  As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

                  As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

         5.       Voting Proxies

                  In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

     C.  MONITORING SYSTEM

                  It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

                  When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not
---------------------
(1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

         been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

     D.  RECORDS RETENTION

                  MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

     E.  REPORTS

                  MFS Funds

                  MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and
         (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

                  All MFS Advisory Clients

                  At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

                  Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

Effective immediately, the section entitled "Disclosure of Portfolio Holdings" is restated as follows:

The fund has established a policy governing the disclosure of a fund's portfolio holdings which is designed to protect the confidentially of the fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The fund's Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").

Neither MFS nor the fund will receive any compensation or other consideration in connection with its disclosure of fund portfolio holdings.

Public Disclosure of Portfolio Holdings. In addition to the public disclosure of fund portfolio holdings through required SEC quarterly filings, a fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS may reasonably determine.

The following information is generally available to you on the MFS Web site (mfs.com):

Information                              Approximate Date of Posting to Web Site
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Fund's top 10 securities holdings          14 days after month end
         as of each month's end
Fund's full securities holdings            29 days after month end
         as of each month's end

Note that the funds or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Not all registered investment companies that are advised by MFS publicly disclose portfolio holdings in the form or on the schedule described above and registered investment companies that are sub-advised by MFS or its affiliates may be subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings. These clients and prospective clients are not subject to the fund's portfolio holdings disclosure policies. Some of these registered investment companies, sub-advised funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar or identical investment objectives and strategies to certain funds. They therefore have potentially substantially similar, and in certain cases nearly identical, portfolio holdings as those funds.

A fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings. A fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of these agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the fund, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the fund's Independent Chief Compliance Officer and the Board of Trustees of the fund. MFS also reports to the Board of Trustees of the fund regarding the disclosure of information regarding the fund that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

               o Employees of MFS or MFD (collectively "fund representatives ") disclose non-public portfolio holdings in connection with the day-to-day operations and management of the fund. Full portfolio holdings are disclosed to a fund's custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a fund's pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a fund in the voting of proxies or in connection with litigation relating to fund portfolio holdings. In connection with managing the funds, MFS may use analytical systems provided by third parties who may have access to fund portfolio holdings.

               o Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of fund shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, fund Representatives may disclose fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

               o Fund Representatives may provide oral or written information ("portfolio commentary") about a fund, including, but not limited to, how the fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to fund performance. Fund Representatives may also express their views orally or in writing on one or more of a fund's portfolio holdings or may state that a fund has recently purchased or sold one or more holdings.

               o Fund Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity,  price  to cash  flow,  dividend  yield  or  growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the fund, persons considering investing in the fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

Ongoing Arrangements To Make Non-Public Portfolio Holdings Available. With authorization from an Authorized Person, fund Representatives may disclose non-public fund portfolio holdings to the recipients identified on Appendix H of this Part II, or permit the recipients identified on Appendix H of this Part II to have access to non-public fund portfolio holdings, on an on-going basis.

This list of recipients on Appendix H is current as of December 19, 2005, and any additions, modifications, or deletions to this list that have occurred since December 19, 2005, are not reflected. The portfolio holdings of the fund which are provided to these recipients, or to which these recipients have access, may be the funds' current portfolio holdings. As a condition to receiving or being provided access to non-public fund portfolio holdings, the recipients listed in Appendix H must agree, or have a duty, to maintain this information in confidence.



Effective immediately, the section entitled "Determination of Net Asset Value" is restated as follows:

The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. In accordance with regulations for regulated investment companies and except for money market funds, changes in portfolio holdings and number of shares outstanding are generally reflected in a fund's net asset value the next business day after such change.

Money Market Funds

Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the fund's compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00 and has delegated to the adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the adviser is responsible for monitoring and notifying the Board of Trustees of circumstances where the net asset value calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders. Under such circumstances, the Board may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

Non-Money Market Funds

Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded.

Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Short-term instruments with a maturity at issuance of 397 days or less are generally valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. For exchange-traded options in which there were no sales reported that day, exchange-traded options are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded.

Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods.

Swaps are generally valued at a broker-dealer bid quotation.

Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.



Effective May 1, 2006, the section entitled "Letter of Intent" is restated as follows:

Letter of Intent -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or Class 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or Class 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application. Subject to acceptance by MFD and the conditions mentioned below, each LOI purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

       Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

     If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to satisfy the higher initial sales charge level for the amount initially purchased. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

Effective May 1, 2006, the section entitled "Subsequent Investment by Telephone" is restated as follows:

Subsequent Investment by Telephone -- Except with respect to R shares, each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this privilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


Effective May 1, 2006, the section entitled "Reinstatement Privilege" is restated as follows:

Reinstatement Privilege -- For shares redeemed on or before April 30, 2006, shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or Class 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) within 90 days of the redemption. Effective for shares redeemed on or after May 1, 2006, the reinstatement privilege is eliminated.

In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.



Effective May 1, 2006, Category B "Other Plan Waivers" under Category 1 of Appendix A is replaced in its entirety with the following:

----------------------------------------------------------------- -------------------------------------------
                                                                             Sales Charge Waived*
----------------------------------------------------------------- -------------------------------------------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
                                                                  Class A    Class A    Class B    Class C
                                                                  FESL       CDSC       CDSC       CDSC
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
1.  WAIVERS FOR PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES)
    IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING
    SERVICES ("MFS SERVICED PLANS")

----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
    B. Other Plan Waivers
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
    o All MFS Serviced Plans.                                     |X|                              |X|
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
    o Transfers due to the eligibility of a MFS Serviced Plan     |X|           |X|        |X|      |X|
      to move its investment into a new share class under certain eligibility criteria established from time to time by
      MFD (sales charges

      waived may vary depending upon the criteria established by MFD).
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
    o Transfer to rollover MFS Prototype IRA from an MFS |X| |X| Serviced Plan.
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
    o Reinvestment of Redemption Proceeds from Class B Shares     |X|           |X|

->       Shares  acquired  by a  retirement  plan whose  account
          application  was  received by MFD on or prior to March
          30, 2001 where the purchase  represents  the immediate
          reinvestment  of proceeds  from the plan's  redemption
          of its  Class B shares  of the MFS  Funds and is equal
          to or exceeds  $500,000,  either alone or in aggregate
          with the current  market value of the plan's  existing
          Class A shares; or
->       Shares  acquired  by a  retirement  plan whose  account
          application  was  received by MFD on or after April 2,
          2001 and before  December  31, 2002 where the purchase
          represents  the  immediate  reinvestment  of  proceeds
          from the  plan's  redemption  of its Class B shares of
          the MFS Funds and is equal to or  exceeds  $1,000,000,
          either  alone  or in  aggregate  with  current  market
          value of the plan's existing Class A shares.
----------------------------------------------------------------- ---------- ---------- ---------- ----------

Effective May 1, 2006, Category B "Affiliates of an MFS Fund/Certain Financial Advisors" under Category 5 of Appendix A is replaced in its entirety with the following:

----------------------------------------------------------------- -------------------------------------------
                                                                             Sales Charge Waived*
----------------------------------------------------------------- -------------------------------------------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
                                                                  Class A    Class A    Class B    Class C
                                                                  FESL       CDSC       CDSC       CDSC
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
5.       OTHER WAIVERS
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
    B.Affiliates of an MFS Fund/Certain Financial Advisors
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
o     Shares acquired by officers, eligible directors,            |X|           |X|         |X|       |X]
      employees (including former employees) and agents of MFS,
      Sun Life or any of their subsidiary companies.
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
o     Shares acquired by trustees and retired trustees of         |X|           |X|         |X|       |X|
      any investment company for which MFD serves as distributor.
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
o        Shares  acquired  by  employees,  directors,  partners,  |X|           |X|         |X|       |X|
      officers and trustees of any subadviser to any MFS Fund.
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
o        Shares  acquired by certain  family members of any such  |X|           |X|         |X|       |X|
      individual  identified  above and their  spouses (or legal
      equivalent   under  applicable  state  law),  and  certain
      trusts, pension,  profit-sharing or other retirement plans for the sole benefit of such persons,  provided the shares are not  resold  except to the MFS Fund  which  issued the shares.
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
o        Shares    acquired   by   employees    or    registered  |X|           |X|         |X|       |X|
      representatives (including former employees) of financial intermediaries or an employee's spouse (or legal equivalent under applicable state law)
      or employee's children under the age of 21. For employees or registered representatives of financial intermediaries who established an account with MFS prior to May 1, 2006, shares acquired by certain family members of employees or registered representatives of financial intermediaries and their spouses or domestic partners, and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
o        Shares acquired by institutional  clients of MFS or MFS  |X|           |X|        |X|       |X|
      Institutional Advisors, Inc
----------------------------------------------------------------- ---------- ---------- ---------- ----------


                   The date of this Supplement is June 8, 2006